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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 17, 2002
                                                           ------------


                           CLOSURE MEDICAL CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                     0-28748                  56-1959623
      ---------------            -----------------           --------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                 Number)              Identification No.)
      Incorporation)



               5250 Greens Dairy Road
               Raleigh, North Carolina                            27616
------------------------------------------------             -----------------
     (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's telephone number, including area code: (919) 876-7800
                                                           --------------



          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events


         On May 17, 2002, the Company entered into an Amendment to Executive Agreements between the Company and Robert V. Toni. The agreement is filed as
Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)      Exhibits.

              10.1 Amendment to Executive Agreements, dated as of May 17, 2002, between Closure Medical Corporation and Robert V. Toni.

Item 9.  Regulation FD Disclosure.

              On May 17, 2002, the Company entered into an Amendment to Executive Agreements with Robert V. Toni, the Company's current President and Chief Executive Officer (the "Amendment"). Among other things, the Amendment provides that following the naming of a successor Chief Executive Officer, Mr. Toni will provide certain transitional services to the Company (e.g., making introductions of such successor Chief Executive Officer to clients and other parties) as well as enter into a noncompetition agreement with the Company restricting Mr. Toni's ability to compete with the Company for a period of three years. If Mr. Toni satisfies all of his obligations under the Amendment (including entering into the noncompetition agreement), Mr. Toni will be entitled to thirty-six monthly payments commencing in the month in which such duties are satisfied, for an aggregate amount of $600,000. If Mr. Toni fails to satisfy any of his obligations under the Amendment, he will not be entitled to such monthly payments and the Company will simply be obligated to pay Mr. Toni his salary and benefits through the last date in which he is employed with the Company.

                                      -2-

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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CLOSURE MEDICAL CORPORATION
                                                     (Registrant)


                                             By    /s/ Benny Ward
                                                 ----------------
                                                 Benny Ward
                                                 Vice President of Finance and
                                                 Chief Financial Officer




Dated: May 24, 2002

                                      -3-

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                                  Exhibit Index
                                  -------------


   Exhibit
   -------

   10.1 Amendment to Executive Agreements, dated as of May 17, 2002, between Closure Medical Corporation and Robert V. Toni.